UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

ARXIS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43234	39-5113483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue
Bloomfield, Connecticut		06002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 860 243-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 18, 2026, Arxis, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and Exchange Commission (the "SEC") disclosing that on August 17, 2026, the Company closed on the transactions contemplated by the Agreement and Plan of Merger (the “Merger”) with Orion Merger Sub, Inc., a Minnesota corporation and a wholly owned subsidiary of Arxis (the “Merger Sub”), Omnetics Connector Corporation, a Minnesota corporation (“Omnetics”), and Gary Jacobs, President of Omnetics, in his capacity as shareholder representative (the “Shareholder Representative”), entered into on May 29, 2026 (the "Merger Agreement"). The aggregate consideration for the Merger was based on an agreed enterprise value, which was $770.0 million, subject to customary closing adjustments. At closing, the Company issued 13,351,964 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A common stock”), to the former shareholders of Omnetics and funded $8.0 million of cash escrow accounts pursuant to the Merger Agreement. The issuance of the Company’s Class A common stock was made pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933.

This Amendment No. 1 (this “Amendment”) amends the Initial 8-K to file the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K to be filed by amendment no later than 71 calendar days after the date on which the Initial 8-K was required to be filed. This Amendment should be read in conjunction with the Initial 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Initial 8-K with the SEC on August 18, 2026 and no attempt has been made in this Amendment to modify or update other information as disclosed in the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

•
The audited consolidated financial statements of Omnetics as of and for the year ended December 31, 2025 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated by reference herein.
•
The unaudited consolidated financial statements of Omnetics as of and for the six months ended June 30, 2026 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma combined statements of income of the Company for the nine months ended September 30, 2026 and for the year ended December 31, 2025, giving pro forma effect to the Company's acquisition of all outstanding equity securities of Omnetics, and the notes related thereto are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.
23.1**	Consent of Boulay PLLP
99.1*	Press Release dated August 18, 2026 (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed with the SEC on August 18, 2026)
99.2**	Omnetics Connector Corporation December 31, 2025 Audited Consolidated Financial Statements
99.3**	Omnetics Connector Corporation June 30, 2026 Unaudited Condensed Consolidated Financial Statements
99.4**	Arxis, Inc. Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

__________________________

* Previously filed.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arxis, Inc.

Date:	October 29, 2026	By:	/s/ Azad Badakhsh
Azad Badakhsh Chief Financial Officer and Treasurer